SCHEDULE A

Effective as of February 1, 2008, this Schedule A is hereby amended as follows:

Name of Separate Account and Date Established by Board of Directors	Contracts Funded by Separate Account	Designated Portfolios
EquiTrust Life Variable Account Established 1/6/98	Flexible Premium Variable Life Insurance Policies	T. Rowe Price Equity Series, Inc. • T. Rowe Price Equity Income Portfolio

	Flexible Premium Last Survivor Variable Life Insurance Policies	• T. Rowe Price Mid-Cap Growth Portfolio

	Variable Universal Life Insurance Policies	• T. Rowe Price New America Growth Portfolio

• T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc. • T. Row Price International Stock Portfolio

EquiTrust Life Annuity Account Established 1/6/98	Flexible Premium Deferred Variable Annuity Contracts	T. Rowe Price Equity Series, Inc. • T. Rowe Price Equity Income Portfolio

	Variable Annuity Contracts	• T. Rowe Price Mid-Cap Growth Portfolio

• T. Rowe Price New America Growth Portfolio

• T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc. • T. Rowe Price International Stock Portfolio

EquiTrust Life Annuity Account II Established 1/6/98	Flexible Premium Deferred Variable Annuity Contracts	T. Rowe Price Equity Series, Inc. • T. Rowe Price Equity Income Portfolio

	Variable Annuity Contracts	• T. Rowe Price Mid-Cap Growth Portfolio

• T. Rowe Price New America Growth Portfolio

• T. Rowe Price New America Growth Portfolio

• T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc. • T. Rowe Price International Stock Portfolio

EquiTrust Life Variable Annuity Account II Established 1/6/98	Flexible Premium Variable Life Insurance Policies	T. Rowe Price Equity Series, Inc. • T. Rowe Price Equity Income Portfolio

	Flexible Premium Last Survivor Variable Life Insurance Policies	• T. Rowe Price Mid-Cap Growth Portfolio

• T. Rowe Price New America Growth Portfolio

	Variable Universal Life Insurance Policies	• T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc. • T. Rowe Price International Stock Portfolio

IN WITNESS WHEREOF, EquiTrust Life Insurance Company, T. Rowe Price Investment Services, Inc. and the undersigned Funds hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 8th day of June, 1998.

COMPANY:	EQUITRUST LIFE INSURANCE COMPANY

By its authorized officer

	By:	/s/ John M. Paule
	Title:	Executive Vice President
	Date:	March 9, 2008

FUND:	T. ROWE PRICE EQUITY SERIES, INC.

By its authorized officer

	By:	/s/ David Oestreicher
	Title:	Vice President
	Date:	March 13, 2008

FUND:	T. ROWE PRICE INTERNATIONAL SERIES, INC.

By its authorized officer

	By:	/s/ David Oestreicher
	Title:	Vice President
	Date:	March 13, 2008

UNDERWRITER:	T. ROWE PRICE INVESTMENT SERVICES, INC.

By its authorized officer

	By:	/s/ David Oestreicher
	Title:	Vice President
	Date:	March 13, 2008